                                                                   EXHIBIT 10.14

tyco                                                       The Ludlow Company LP
-------------                                                          [address]
Healthcare

Ludlow

                          Memorandum of Understanding
                          ---------------------------

     Between Natus Medical Inc. of San Carlos California (Natus) and The Ludlow
             ---------------------------------------------------     ----------
Company LP of Chicopee Massachusetts (Ludlow).
---------------------------------------------

     Natus Medical Inc. and The Ludlow Company LP, the parties, desire to enter into an agreement. Both parties expect to receive certain benefits from this agreement and both parties accept obligations as part of this agreement. The term of this agreement will be five years from date of acceptance by both parties.

Ludlow agrees to do the following for the benefit of Natus:

1. Supply "one piece molded Ear Couplers" and "Tab" style electrodes to Natus at pricing per letter from Paul Latka to Tom Waugh dated September 18, 2000.

2. Provide design input and manage the design and fabrication of production tooling at [***] for Natus designed injection molded Ear Coupler parts.

3. Design and have constructed at [***] production equipment to manufacture finished Natus Ear Coupler assemblies packaged similar to the current "Colorado Pack."

4. Demonstrate to Natus' satisfaction the ability to manufacture Ear Couplers at two Ludlow facilities. One facility will be Ludlow's [***] plant which will be called the Primary Manufacturing Location. An additional location will be chosen by Ludlow and will be referred to as the Secondary Manufacturing Location.

5. Give a minimum of six months notice of intention to move manufacturing locations for Natus products. In this case, manufacturing of Natus products will not cease at the original location until Natus validates and qualifies the new location.

6. Warehouse Natus-owned finished goods Ear Coupler inventory at two locations, one being Ludlow's Huntington Beach facility. If the alternate site is a Ludlow owned facility, there will be [***] to Natus for this service, otherwise [***] may [***] on its [***] to [***].

7. Provide Natus with a [***] for Ear Couplers and Electrodes that are used in conjunction with Ear Couplers those [***] that are under [***] for the [***] of this agreement. [***] may [***] either increases or decreases on [***], such as [***], which are beyond [***]. In particular, [***] is under the [***] of [***] and only [***] will be [***].

8. Share [***] with [***] as follows: If the [***] is the result of [***] by both Natus and Ludlow, each party will [***] of the [***]. If the [***] is achieved by actions of [***], [***] will [***] of the [***] and [***] will [***] of the [***]. In the case of a proposed [***], Ludlow will [***] the [***] of the individual component under question but will not [***] the [***] of the product.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Natus agrees to do the following for the benefit of Ludlow:

1. Purchase a combination of foam and molded Ear Coupler/Electrode sets from Ludlow for the term of this agreement as outlined in the following table:

                                    Minimum Units Purchase
                         Year            Requirement
                       ---------    ----------------------
                       Year 2001            [***]
                       Year 2002            [***]
                       Year 2003            [***]
                       Year 2004            [***]
                       Year 2005            [***]

2. [***] for [***] initiated by Natus after various sign-off stages. These may include additional [***] to [***] equipment, or additional [***] for [***] or [***].

3. [***] for [***] in capital equipment and engineering if this agreement is cancelled by Natus prior to it's expiration, unless the reason for the cancellation is due to poor quality or delivery, or other reasons that are controllable by Ludlow. In the event that Natus is [***] under this clause, the [***] will become the [***] of [***].

The parties have executed this Memorandum of Understanding on the 7/th/day of December, 2000.

For: Natus Medical Inc.               For: The Ludlow Company LP

/s/ Thomas M. Waugh                   /s/ Lee Carrier
---------------------------------     ----------------------------
Signature                             Signature

Name: Thomas M. Waugh                 Name:  Lee Carrier
      ---------------------------            ---------------------

Title: Vice President, Operations     Title: President
       --------------------------            ---------------------

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                           The Ludlow Company LP
                                                                       [address]

Tyco / Healthcare / Ludlow
================================================================================

18 September 2000

Thomas Waugh
Vice President, Operations
Natus Medical Inc.
1501 Industrial Rd
San Carlos, CA  94070-4111

Dear Tom:

Estimates for the new Natus ear coupler and electrodes have been completed. The cost projections are based upon best guess information available at this time. The cost projections include the cost for a new production line for the ear couplers utilizing the molded ear coupler and [***] hydrogel. [***] for the molded ear coupler are also included in the estimate.

Proposed Natus System
---------------------

One piece molded ear coupler:         $[***] per pair
"Tab" style electrode:                $[***] per pouch of three electrodes
                                       -----
Total cost per procedure:             $[***]

Current Natus System
--------------------

Foam Ear coupler:                     $[***] per pair
Snap style electrodes:                $[***] per pouch of three electrodes
                                       -----
Total cost per procedure:             $[***]

Moving to the new system would result in a [***]% ($[***]) cost reduction per patient procedure.

Attached are two spreadsheets detailing the total cost saving to Natus per year using realistic conversion rates from the current system to the new design over a five year period. In year five, we project complete conversion to the new molded design. Total savings over this time period are in excess of $[***].

Of course, a faster rate of conversion would yield great savings sooner.

We look forward to reviewing this proposal and moving forward with the conversion.

Best Regards,

/s/ Paul Latka

Paul Latka
Director of Sales & Marketing
OEM Medical Products

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

              Natus Product Conversion to Molded Ear Couplers/Tabs

                                                 Annual   Total
          Foam    Foam   Annual  Molded  Molded  Molded  Annual   Total                   Annual Price                   Average
           Ear     Ear    Foam     Ear     Ear     Ear     Ear    Annual  Avg Ear Cost of Jelly   of   Annual   Total     Cost
Calendar Coupler Coupler   Ear   Coupler Coupler Coupler Coupler   Ear    Coupler  Jelly  Button  New   Tab   Electrode    of
  Year     Qty    Cost   Coupler   Qty    Cost    Cost    Cost   Couplers  Cost   Buttons  Cost  Tabs   Cost    Cost    Electrodes
-------- ------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------ ----- ------ --------- ----------
    2000  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]
    2001  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]
    2002  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]
    2003  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]
    2004  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]
    2005  [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]    [***]   [***]  [***]  [***] [***]    [***]     [***]


              Total
Calendar     Estimated
  Year         Cost
--------     ---------
  2000        [***]
  2001        [***]
  2002        [***]
  2003        [***]
  2004        [***]
  2005        [***]

Cost Comparison Current Foam Ear Coupler vs. Conversion to Molded Ear Coupler

                    Average Cost Per  Annual Cost    Current
           Total       Study with        with        Cost Per   Annual Cost
          Annual       Conversion     Conversion    Study with   Per Study
Calendar    Ear        to Molded       to Molded     Foam Ear   with Current
  Year   Couplers      Ear Coupler    Ear Coupler    Coupler    Ear Coupler       Savings
-------- --------   ----------------  ------------  ----------  ------------      -------
  2000     [***]         [***]           [***]        [***]        [***]           [***]
  2001     [***]         [***]           [***]        [***]        [***]           [***]
  2002     [***]         [***]           [***]        [***]        [***]           [***]
  2003     [***]         [***]           [***]        [***]        [***]           [***]
  2004     [***]         [***]           [***]        [***]        [***]           [***]
  2005     [***]         [***]           [***]        [***]        [***]           [***]
Total five year savings                                                            [***]

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.